SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 29, 2008

ALYNX, CO.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-52491	90-0300868
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

706 Rildah Circle, Kaysville, Utah	84037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 628-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information.  Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations, business strategies, need for financing, competitive position, potential growth opportunities, the effects of competition and the effects of future legislation or regulations.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct.  Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report.  While it is not possible to identify all factors, management continues to face many risks and uncertainties including, but not limited to, the availability of suitable merger or acquisition candidates, the willingness of operating entities to acquire an interest in the Company, resolutions of conflicts of interest of management in selecting potential merger or acquisition candidates, the results of operations and profitability of the Company following the acquisition of a new business venture, the acceptance in the market of the products or services offered by the Company following an acquisition, and the ability of the Company to meet its financial obligations as a reporting company prior to any acquisition.  Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results could differ materially from those expected.  The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Item 1.01  Entry into a Material Definitive Agreement

On January 29, 2008, Alynx, Co., a Nevada corporation (“Alynx”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with MiMedx, Inc., a Florida corporation (“MiMedx”), and MMX Acquisition Corp., a Florida corporation and wholly owned subsidiary of Alynx (“Merger Sub”).  MiMedx is a development-stage company that is currently developing products primarily for use by musculoskeletal specialists in both surgical and non-surgical therapy.  The Merger Agreement provides that, upon the terms and conditions set forth therein, Merger Sub will be merged with and into MiMedx, with MiMedx continuing as the surviving corporation and a wholly owned subsidiary of Alynx (the “Merger”).  The Merger Agreement and the transaction contemplated thereby were approved by the boards of directors of Alynx and MiMedx, and will be submitted for approval by the stockholders of MiMedx before closing.  Approval of the Merger by the stockholders of Alynx is not required.

Pursuant to the Merger Agreement, Alynx will complete a “reverse merger” in which Merger Sub will merge with and into MiMedx and MiMedx will become a wholly owned subsidiary of Alynx.  Upon completion of the Merger, Alynx will adopt and continue implementing MiMedx’s business plan.  Further, upon completion of the merger, the sole director of Alynx, who is also its President, Secretary, and Treasurer, will resign and the current officers and directors of MiMedx will be appointed officers and directors of Alynx.  The merger is expected to take place on or about February 8, 2008.   At that time, Alynx will also acquire the 20,000,000 shares of its common stock owned by Mr. Edwards.

Under the terms of the Merger Agreement, upon the closing of the Merger, MiMedx common shareholders will receive 3.091421 shares of common stock of Alynx for each common share of MiMedx (the “Common Conversion Rate”), for a total of approximately 52,283,092 Alynx common shares.  In addition, each outstanding preferred share of MiMedx will receive one-fifth of a share of Alynx for each preferred share of MiMedx outstanding at the closing, which will result in the issuance of approximately 3,684,040 shares of Series A Preferred Stock of Alynx to the preferred shareholders of MiMedx.  The Alynx Series A Preferred Stock is convertible at the rate of 15.45710482 shares of common stock of Alynx for each preferred share converted.

Upon the closing of the transactions contemplated by the Merger Agreement, Alynx will assume all of the then outstanding MiMedx options and substitute them for options to acquire shares of Alynx common stock at the Common Conversion Rate.  MiMedx warrants that are not exercised prior to the closing of the Merger (“Assumed Warrants”) will be converted into the right to receive, on the same terms and conditions as were applicable under such Assumed Warrants prior to the Merger, a number of shares of Alynx common stock equivalent to the amount the holder of such Assumed Warrant would have received per share if such Assumed Warrant had been exercised immediately prior to the Merger.

On a fully diluted basis, the shareholders of Alynx at closing, excluding the 20,000,000 shares of Mr. Edwards which are to be cancelled, will own approximately 2.25% of the common stock of Alynx immediately following closing.  The common and preferred shareholders of MiMidix, as well as the holders of outstanding options and warrants, will own or have the right to acquire approximately 97.25% of the post-merger company’s outstanding shares (as converted).  At closing, Alynx also intends to issue 636,376 shares of common stock to D.H. Blair & Co. 636,376 for services rendered in connection with the transaction.

Alynx, MiMedx, and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement.  The closing of the Merger is subject to customary closing conditions, including, without limitation, the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of common stock of MiMedx and by the outstanding shares of each series of preferred stock of MiMedx.

At present, the persons who have agreed to become Alynx directors have expressed an intention to call a meeting of shareholders of Alynx post closing.  The purpose of the meeting would include a proposal to amend the Alynx Articles of Incorporation:

•

To approve a reverse stock split of approximately one-for-three for each outstanding class of capital stock of Alynx;

•

To possibly increase the number of authorized shares of Alynx Common Stock, to allow for future issuances of shares of Alynx Common Stock.

If the post-merger Board calls for a meeting of shareholders, it will be required to make appropriate filings with the SEC.  Alynx will then provide proxy materials to its shareholders, who will have the opportunity to consider and vote upon the proposals presented.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Series A Preferred Stock

On January 29, 2008, Alynx filed a Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock with the Secretary of State of the State of Nevada in connection with the proposed Merger transaction with MiMedx.

Attached hereto as Exhibit 4.1 is the Certificate of Designation for the Series A Preferred Stock, which is incorporated herein by reference.

Amendments to the Bylaws

On January 29, 2008, Alynx amended Section 11.4 in its bylaws to provide for uncertificated shares. Set forth below is a table comparing the original and amended provisions:

Original	Amended

There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every such certificate shall be either (a) signed by the president or a vice president and the secretary or an assistant secretary of the Corporation and countersigned by a transfer agent of the Corporation (if the Corporation shall then have a transfer agent) and registered by the registrar of the shares of capital stock of the Corporation (if the Corporation shall then have a registrar); or (b) authenticated by facsimiles of the signature of the president and secretary of the Corporation or by facsimile of the signature of the president and the written signature of the secretary or an assistant secretary and countersigned by a transfer agent of the Corporation and registered by a registrar of the shares of the capital stock of the Corporation.

     (a)     The interest of each shareholder may but need not be evidenced by a certificate or certificates representing shares of the Corporation which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and entered into the books of the Corporation as they are issued.  Each certificate representing shares shall set forth upon the face thereof the following:

                 (i)      the name of the Corporation;

                 (ii)   that the Corporation is organized under the laws of the State of Nevada;

                 (iii)   the name or names of the person or persons to whom the certificate is issued;

                 (iv)  the number and class of shares, and the designation of the series, if any, which the certificate represents;

                 (v)    if any shares represented by the certificates are nonvoting shares, a statement or notation to that effect; and, if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, the certificate shall further set forth on either the face or the back thereof a clear and concise statement to that effect; and

                (vi)   if any shares represented by the certificates are subject to any restrictions on the transfer or the registration of transfer of shares, then such restrictions shall be noted conspicuously on the front or back of such certificates.

     (b)     Each certificate shall be signed, either manually or in facsimile, by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof.  If a certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or an employee of the Corporation, the signature of any such officer of the Corporation may be a facsimile.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation, or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

     (c)     Unless the Corporation’s articles of incorporation provide otherwise, the Board of Directors may authorize the issue of some or all of the shares of the Corporation of any or all of its classes or series without certificates.  Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation.

     (d)     Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder then owning such shares a written statement of the information required to be placed on certificates by Section 11.4(a) of these Bylaws and applicable law.”

Attached hereto as Exhibit 3.2 is a copy of the restated bylaws of Alynx.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

3.2

Restated Bylaws

4.1

Certificate of Designation for the Series A Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alynx, Co.

Date:  January 29, 2008

By /s/ Ken Edwards

Ken Edwards, President